Exhibit 10.17

THE WARRANTS, THE PURCHASABLE UNITS, AND THE SECURITIES PURCHASABLE PURSUANT TO THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

RESTATED WARRANT AND PURCHASE AGREEMENT

THIS CERTIFIES THAT, as of the Effective Date, [                    ] (the “Participant”): (a) has purchased, from PBF Energy Company LLC, a Delaware limited liability company (the “Company”), [        ] Series A Units (the “Purchasable Units”); (b) has purchased from the Company a warrant to purchase, from the Company or a Subsidiary, [        ] Series A Units or Subsidiary Units, as applicable, which warrant is offered for purchase as a component of a capital raising initiative by the Company and not in connection with the performance of services (the “Non-Compensatory Warrant”); (c) is granted a warrant to purchase, from the Company or a Subsidiary, [        ] Series A Units or Subsidiary Units, as applicable, in consideration for services performed for the Company or a Subsidiary (the “Compensatory Warrant” and, together with the Non-Compensatory Warrant, the “Warrants” and each, a “Warrant”); and (d) is entitled to the other rights set forth herein, in each case, subject to the terms and conditions of this Agreement.

As of the Effective Date, the Warrants shall entitle the holder to purchase Series A Units or Subsidiary Units, as applicable, of the Company or a Subsidiary; provided, however, that, for the avoidance of doubt, once a portion of the Warrant has been exercised for Series A Units or Subsidiary Units, as applicable, such portion shall no longer be exercisable. The terms and conditions of this Agreement are intended to encompass the rights and obligations of the Participant, the Company, and each of the Subsidiaries with respect to the specific transactions noted herein; any additional purchases of Series A Units by the Participant, offers for purchase of a Non-Compensatory Warrant or grants of a Compensatory Warrant to the Participant, in each case, will be evidenced by a separate agreement by and between the Participant and the applicable entity, upon the terms and conditions noted within such agreement.

By accepting delivery hereof, the Participant agrees to be bound by the provisions hereof. All capitalized terms used herein and not otherwise defined have the meaning set forth in the LLC Agreement.

IN FURTHERANCE THEREOF, the Company, the Subsidiaries listed on the signature page hereto, and the Participant agree as follows:

Section 1. Definitions and Construction.

(a) Certain Definitions. The following terms as used herein shall have the meanings below (the following definitions being applicable in both singular and plural forms):

“Agreement” means this Warrant and Purchase Agreement, as it may be amended from time to time.

“Board of Directors” means the board of directors of the Company or, upon the occurrence of an Initial Public Offering of the securities of a Subsidiary, the board of directors of such Subsidiary that undergoes the Initial Public Offering.

“Change in Control” means (i) the consummation of any consolidation, reorganization, merger or similar transaction (in one transaction or a series of related transactions) involving the Company, other than a consolidation, reorganization, merger or similar transaction in which the voting power of the voting securities of the Company immediately prior to such transaction constitutes more than 50% of the combined voting power of the voting securities of the surviving entity, (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) (other than to existing holders of Series A Units as of the Effective Date and their Permitted Transferees) of all or substantially all of the assets of the Company, (iii) the liquidation or dissolution of the Company, or (iv) any “person” (as defined in sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (excluding existing holders of Series A Units as of the Effective Date and their Permitted Transferees) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of the Company outstanding at the time (in one or more related or unrelated transactions).

“Commission” means the Securities and Exchange Commission or any other Federal agency administering the Securities Act at the time.

“Effective Date” means the date as of which the Participant has purchased the full number of Purchasable Units and the Non-Compensatory Warrant as noted within the introductory paragraph of this Agreement.

“Exercise Amount” means, for any number of Warrant Units as to which a Warrant is being exercised, the product of (i) such number of Warrant Units, times (ii) the Exercise Price.

“Exercise Price” means $10.00 per Series A Unit or Subsidiary Unit, as applicable, which is equal to, or greater than, the Fair Market Value per Series A Unit or Subsidiary Unit, as applicable, on the Effective Date.

“Expiration Date” means the tenth anniversary of the Effective Date.

“Fair Market Value” means, for a particular date, the fair market value of the Series A Units or the Subsidiary Units, as determined by the Board of Directors in good faith and in such manner as it deems appropriate, or, following an Initial Public Offering, the closing price per Series A Unit or Subsidiary Unit, as applicable, reported on the national securities exchange on which such Series A Units or Subsidiary Units, as applicable, are listed.

“LLC Agreement” means that certain Limited Liability Company Agreement of PBF Energy Company LLC, as it may be amended from time to time.

“Purchase Amount” means the product of (i) the number of Purchasable Units to be purchased pursuant to Section 2(b)(i) of this Agreement, times (ii) $10.00.

“Securities Act” means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such successor Federal statute.

“Series A Units” has the meaning ascribed to such term in the LLC Agreement, and includes the common stock or corresponding securities of any successor to the Company in a Change in Control.

“Subsidiary” means (i) when used with respect to the Non-Compensatory Warrant, any present or future, direct or indirect, wholly-owned subsidiary of the Company, and (ii) when used with respect to the Compensatory Warrant, one of the following entities (or their successors), as applicable: (A) PBF Holding Company LLC, (B) PBF Services Company LLC, (C) PBF Investments LLC, and (D) Delaware City Refining Company LLC; provided, that, for the avoidance of doubt, the Compensatory Warrant may only be exercised for the purchase of securities of the Company or of one of the entities listed in clauses (A) through (D) of this paragraph (or their successors).

“Subsidiary Unit” means that number of unit(s), share(s) or other membership or ownership interest(s) (or fractions thereof) in a Subsidiary that represents the same proportionate interest in the Subsidiary as one Series A Unit indirectly represents with respect to such Subsidiary; provided, that as of the Effective Date, the Fair Market Value of such a proportionate interest in any Subsidiary shall not exceed the Fair Market Value of one Series A Unit.

“Target Company” means the entity (i.e., the Company, a successor thereto or a Subsidiary) whose securities the Participant elects to purchase pursuant to the exercise of a Warrant in accordance with Section 2(b) hereof.

“Warrant Units” means the number of Series A Units or Subsidiary Units, as applicable, issued or issuable upon exercise of the Warrants as set forth in the introductory paragraph hereto, as adjusted from time to time pursuant to Section 5.

(b) Construction. Unless the context requires otherwise, references to the plural include the singular and to the singular include the plural, references to any gender include any other gender, the part includes the whole, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, exhibit and schedule references are to this Agreement, unless otherwise specified. Any reference to this Agreement includes any and all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements hereto, as applicable.

(c) Exhibits and Schedules. All of the exhibits and schedules attached hereto shall be deemed incorporated herein by reference.

Section 2. Purchase, Exercise and Other Terms.

(a) Consideration.

(i) Purchase of Purchasable Units and Non-Compensatory Warrant. To purchase the Purchasable Units and the Non-Compensatory Warrant, Participant shall pay to the Company, on the Effective Date, the Purchase Amount by personal check or wire transfer of immediately available funds to the account designated by the Company.

(ii) Grant of Compensatory Warrant. On the Effective Date, the Participant is granted the Compensatory Warrant in consideration of services performed for the Company and/or the Subsidiaries.

(b) Vesting and Exercisability of Warrants.

(i) Vesting. The Warrants will be 100% vested upon the Effective Date. Notwithstanding the foregoing, if a the Participant’s employment or service is terminated by the Company for Cause, all Compensatory Warrants held by the Participant shall automatically be forfeited to the Company at the date of such termination without further action on the part of the Company or the Participant.

(ii) Exercisability.

(A) Non-Compensatory Warrant. The Non-Compensatory Warrant shall be 100% exercisable on the Effective Date.

(B) Compensatory Warrant. Subject to clause (i) above, the Compensatory Warrant shall become exercisable as follows: (1) 25% on the Effective Date and (2) the remaining 75% in equal annual installments on each of the first three anniversaries of the Effective Date, such that the Compensatory Warrant shall be 100% exercisable as of the third anniversary of the Effective Date. Notwithstanding the foregoing, but subject to clause (i) above, the Compensatory Warrant shall be 100% exercisable upon the occurrence of an Initial Public Offering of the Company or any Subsidiary, or upon a Change in Control.

(iii) Mechanics of Exercise. The Participant may elect to exercise any exercisable Warrant Units for either Series A Units or Subsidiary Units. Once a Warrant Unit is exercised for securities of the Target Company, it is no longer exercisable with regard to the Company or the remaining Subsidiaries, as applicable. Once the Warrants become exercisable in accordance with the foregoing provisions, subject to clause (i) above with respect to the Compensatory Warrants, the Warrants may be exercised, in whole or in part, by the Participant at any time prior to the Expiration Date. Exercise of the Warrants shall be effected by delivering to the Target Company a duly executed notice (a “Notice of Exercise”) in the form of Exhibit A or Exhibit B, as applicable, and by paying to the Target Company the applicable Exercise Amount by personal check or wire transfer of immediately available funds to the account of the Target Company.

(c) Effectiveness and Delivery. As soon as practicable but not later than five Business Days after the Target Company shall have received such Notice of Exercise and payment, the Target Company shall issue or cause to be issued, in accordance with such Notice of Exercise, the number of Series A Units or Subsidiary Units, as applicable, specified in such Notice of Exercise, issued in the name of the Participant or in such other name or names of any Family Member designated in such Notice of Exercise. The Warrants shall be deemed to have been exercised and such Series A Units or Subsidiary Units, as applicable, shall be deemed to have been issued, and the Participant or other Family Member(s) designated in such Notice of Exercise shall be deemed for all purposes to have become a holder of record of such Series A Units or Subsidiary Units, as applicable, as of the date that such Notice of Exercise and payment shall have been received by the Target Company.

(d) Legend. Any certificate for Series A Units purchased pursuant to this Agreement or Warrant Units issued upon exercise of the Warrants, unless at the time of receipt of the security, the Series A Units or Warrant Units, as applicable, are registered under the Securities Act, shall bear the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Any certificate for the Series A Units or Warrant Units, as applicable, issued at any time in exchange or substitution for any certificate bearing such legend (unless at that time such securities are registered under the Securities Act) shall also bear such legend unless, in the written opinion of counsel selected by the holder of such certificate, which counsel and opinion shall be reasonably acceptable to the Company or the Target Company, if applicable, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

(f) Fractional Units. The Target Company shall not be required to issue fractions of Series A Units or Subsidiary Units, as applicable, upon an exercise of the Warrants. If any fraction of a Series A Unit or Subsidiary Unit, as applicable, would, but for this restriction, be issuable upon an exercise of the Warrants, in lieu of delivering such fractional Series A Unit or Subsidiary Unit, as applicable, the Target Company shall pay to the Participant, in cash, an amount equal to the same fraction times the Fair Market Value of a Series A Unit or Subsidiary Unit, as applicable, on the date of such exercise.

(g) Expenses. The Target Company shall pay all its own expenses and charges payable in connection with the preparation, issuance and delivery of the Warrant Units.

Section 3. Investment Representations.

The Participant hereby represents and agrees that the following representations are true and correct:

(a) The Purchasable Units, as well as the Series A Units or Subsidiary Units, as applicable, issuable upon exercise of the Warrants, and any securities issued with respect thereto by way of a dividend, split or in connection with a reorganization, merger, consolidation, sale or transfer of the Target Company’s assets will be “restricted securities” as such term is used in the rules and regulations under the Securities Act and such securities have not been and may not be registered under the Securities Act or any state securities laws, and such securities must be held indefinitely unless registration is effected or transfer can be made pursuant to appropriate exemptions;

(b) The Participant has read and fully understands the terms of the Agreement set forth on its face and the attachments hereto, including the restrictions on transfer contained herein; and

(c) The Participant is purchasing for investment for his own account and not with a view to or for sale in connection with any distribution of the Purchasable Units, or the Series A Units or Subsidiary Units, as applicable, issuable upon exercise of the Warrants, and he has no intention of selling any such securities in a public distribution in violation of the Federal securities laws or any applicable state securities laws; provided, that nothing contained herein will prevent the Participant from transferring such securities in compliance with the terms of this Agreement, the LLC Agreement (or other agreement governing the rights and obligations associated with Subsidiary Units, if applicable), and applicable Federal and state securities laws.

Section 4. Company and Subsidiary Representations.

(a) The Company and the Subsidiaries that are parties hereto represent and warrant that this Agreement has been duly authorized, is validly issued, and constitutes a valid and binding obligation of the Company and such Subsidiaries.

(b) The Company and such Subsidiaries further represent and warrant that on or prior to the Effective Date they have duly authorized and reserved, and the Company and such Subsidiaries hereby agree that they will at all times until the Expiration Date have duly authorized and reserved, such number of Series A Units or Subsidiary Units, as applicable, as will be sufficient to permit the purchase of the Series A Units or Subsidiary Units, as applicable, and the exercise of the Warrants, and that all such Series A Units or Subsidiary Units, as applicable, are and will be duly authorized and, when issued upon exercise of the Warrants, will be validly issued, fully paid and non-assessable, and free and clear of all security interests, claims, liens, equities and other encumbrances.

Section 5. Antidilution Provisions for Warrants.

The number and kind of securities purchasable upon exercise of the Warrants and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Splits, Subdivisions or Combinations. The Exercise Price of the Warrants shall be proportionately decreased and the number of Series A Units or Subsidiary Units, as applicable, issuable upon exercise of the Warrants shall be proportionally increased to reflect any split or subdivision of the Series A Units or Subsidiary Units, as applicable. The Exercise Price of the Warrants shall be proportionately increased and the number of Series A Units or Subsidiary Units, as applicable, issuable upon exercise of the Warrants shall be proportionally decreased to reflect any combination of the Series A Units or Subsidiary Units, as applicable.

(b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Series A Units or Subsidiary Units, as applicable (other than as result of a split, subdivision, combination or distributions provided for in Section 5(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company, the applicable Subsidiary or the successor shall be delivered to the Participant, so that the Participant shall have the right prior to the Expiration Date to purchase, at a total price equal to that payable upon the exercise of the Warrants, the kind and amount of units or other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of Series A Units or Subsidiary Units, as applicable, as were purchasable by the Participant immediately prior to such reclassification, reorganization, or change. In all events, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions of the Warrants with respect to the rights and interests of the Participant after the transaction, to the end that the provisions of the Warrants shall be applicable after that event, as near as reasonably may be, in relation to any units, other securities or other property deliverable after that event upon exercise of the Warrants.

Section 6. Registration of Securities. Neither the Purchasable Units nor the Warrant Units have been registered with the Commission under the Securities Act or qualified for sale pursuant to any state blue sky law, and neither may be sold or transferred without such registration or qualification, except pursuant to an exemption therefrom. No rights shall be hereby granted which are in violation of applicable securities laws or regulations.

Section 7. Transferability. The transferability of the Purchasable Units shall be governed by the terms and conditions of the LLC Agreement. The Warrants shall be transferable to the same extent as Series A Units are transferable under the terms and conditions of the LLC Agreement; provided, that, following any such transfer of the Warrants, the term “Participant” as used in this Agreement shall refer to the transferee.

Section 8. Lost, Mutilated or Missing Agreements. Upon receipt by the Company or, following the time the Warrants are exercised under Section 2(b), the Target Company, of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement and, in the case of loss, theft or destruction, upon receipt of indemnification satisfactory to the Company or the Target Company, as applicable, or, in the case of mutilation, upon surrender and cancellation of the mutilated Agreement, the Company or the Target Company, as applicable, shall execute and deliver a new Agreement of like tenor and representing the right to purchase the same aggregate number of Warrant Units.

Section 9. Waivers; Amendments. The provisions of this Agreement may be amended or waived only with the written consent of the parties hereto (or, following the time the Warrants are exercised under Section 2(b), of the Participant and the Target Company); provided, that the Company or the Target Company, as applicable, may unilaterally make such amendments that it deems necessary or advisable to the extent any such amendment does not materially adversely affect the rights of the Participant.

Section 10. Miscellaneous.

(a) Rights as Unit Holder. With respect to the Purchasable Units, the Participant shall have and be subject to the rights and obligations of holders of Series A Units as provided pursuant to the LLC Agreement. Prior to exercise of the Warrants, however, the Participant shall not be entitled to any rights of a holder of Series A Units or Subsidiary Units, as applicable, with respect to the Warrant Units.

(b) LLC Agreement. Notwithstanding any provision contained in this Agreement, in the event of any conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the LLC Agreement, the terms of the LLC Agreement shall be controlling.

(c) Successors and Assigns. This Agreement shall be binding upon the Participant and the Participant’s legal representatives, heirs, legatees and distributees, and upon the Company, the Subsidiaries and their respective successors and assigns.

(d) Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(e) Notices. Any notice or other communication hereunder shall be in writing and shall be sufficient if sent by first-class mail or courier, postage prepaid, and addressed as follows: (i) if to the Company or the Subsidiaries, addressed to the address for notices as set forth below the named entity’s signature hereon or any other address as the Company or the Subsidiaries may hereafter notify to the Participant, and (ii) if to the Participant, addressed to such address as the Participant may hereafter from time to time notify to the Company or the Subsidiaries for the purposes of notice hereunder.

(f) Equitable Remedies. Without limiting the rights of the Company, the Target Company or the Participant to pursue all other legal and equitable rights otherwise available, the Company and the Participant hereby acknowledge and agree that the remedy at law for any failure of any party hereto to perform their respective obligations hereunder would be inadequate and that the Company, the Target Company and/or the Participant, as applicable, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

(g) Continued Effect. Rights and benefits conferred on the holders of securities pursuant to this Agreement shall continue to inure to the benefit of, and shall be enforceable by, such holders, notwithstanding the surrender of the Agreement to, and its cancellation by, the Company or the Target Company upon the full or partial exercise of the Warrants, except as provided in the introductory paragraph of this Agreement.

(h) Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (EXCLUDING ANY CONFLICTS OF INTERESTS LAWS), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW.

(i) Section Headings. The section headings used herein are for convenience of reference only and shall not be construed in any way to affect the interpretation of any provisions of the Agreement.

(j) Withholding. The Participant may be required to pay to the Company or a Subsidiary, and the Company or a Subsidiary shall have the right and is authorized to withhold, any applicable withholding or other taxes in respect of the Compensatory Warrant, its exercise, or any payment or transfer under or with respect to the Compensatory Warrant and to take such other action as may be necessary in the opinion of the Board of Directors to satisfy all obligations for the payment of such withholding or other taxes.

(k) Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Company and the Subsidiaries listed below have caused this Agreement to be duly executed by its authorized signatory as of                     .

PBF ENERGY COMPANY LLC

By:
Name:
Title:

Address for Notices:

1 Sylvan Way, 2nd floor
Parsippany, NJ 07054
Attn: Jeffrey Dill, General Counsel

PBF HOLDING COMPANY LLC

By:
Name:
Title:

Address for Notices:

1 Sylvan Way, 2nd floor
Parsippany, NJ 07054
Attn: Jeffrey Dill, General Counsel

PBF SERVICES COMPANY LLC

By:
Name:
Title:

Address for Notices:

1 Sylvan Way, 2nd floor
Parsippany, NJ 07054
Attn: Jeffrey Dill, General Counsel

[Signature Page]

PBF INVESTMENTS LLC

By:
Name:
Title:

Address for Notices:

1 Sylvan Way, 2nd floor
Parsippany, NJ 07054
Attn: Jeffrey Dill, General Counsel

DELAWARE CITY REFINING COMPANY LLC

By:
Name:
Title:

Address for Notices:

1 Sylvan Way, 2nd floor
Parsippany, NJ 07054
Attn: Jeffrey Dill, General Counsel

ACCEPTED BY:

Name

Date:

[Signature Page]

Exhibit A to Agreement

Form of Notice of Exercise of Non-Compensatory Warrant

            , 20

To:	PBF Energy Company LLC

1 Sylvan Way, 2nd floor

Parsippany, NJ 07054

Attn: Jeffrey Dill, General Counsel

Reference is made to the Warrant and Purchase Agreement, dated             , 20    (the “Agreement”). Terms defined therein are used herein as therein defined.

The undersigned, pursuant to the Non-Compensatory Warrant provisions set forth in the Agreement, hereby irrevocably elects and agrees to purchase         [Series A Units][Subsidiary Units] of [INSERT NAME OF ELECTED ENTITY], and makes payment herewith in full therefor at the Exercise Price of [$        ] per unit (or [$        ] in the aggregate).

In connection with the exercise of the Non-Compensatory Warrant set forth in the Agreement, and as a condition to the exercise, the undersigned hereby represents and warrants that the representations made in Section 3 of the Agreement are true and correct on and as of the date hereof.

PARTICIPANT

Name

Notice of Exercise

Exhibit B to Agreement

Form of Notice of Exercise of Compensatory Warrant

            , 20

To:	PBF Energy Company LLC

1 Sylvan Way, 2nd floor

Parsippany, NJ 07054

Attn: Jeffrey Dill, General Counsel

Reference is made to the Warrant and Purchase Agreement, dated             , 20        (the “Agreement”). Terms defined therein are used herein as therein defined.

The undersigned, pursuant to the Compensatory Warrant provisions set forth in the Agreement, hereby irrevocably elects and agrees to purchase         [Series A Units][Subsidiary Units] of [INSERT NAME OF ELECTED ENTITY], and makes payment herewith in full therefor at the Exercise Price of [$        ] per unit (or [$        ] in the aggregate).

In connection with the exercise of the Compensatory Warrant set forth in the Agreement, and as a condition to the exercise, the undersigned hereby represents and warrants that the representations made in Section 3 of the Agreement are true and correct on and as of the date hereof.

PARTICIPANT

Name

Notice of Exercise

[PBF LETTERHEAD]

November [__], 2012

[Name]

[Address]

Re:	Warrant and Purchase Agreements identified on
Schedule A hereto (the “Warrant Agreements”)

Dear [            ],

We are entering into this letter agreement (this “Letter Agreement”) in order to amend certain terms of the Warrant Agreements. Capitalized terms used but not defined in this letter shall have the respective meanings ascribed thereto in the Warrant Agreements (except as otherwise expressly set forth herein).

Section 1. Amendments to the Warrant Agreements. Each of the Warrant Agreements shall be amended as follows:

(a) Exercisable Solely for Series A Units. Notwithstanding anything to the contrary contained in the Warrant Agreements, each of the Warrants shall hereafter be exercisable solely for Series A Units, and shall not be exercisable under any circumstances for Subsidiary Units. Accordingly, all applicable references in the Warrant Agreement to the defined terms “Subsidiary,”, “Subsidiary Unit” and “Target Company” shall be deleted (including the definitions thereof), and the defined term “Warrant Units” shall solely refer to “Series A Units.”

(b) Exercisable of a “Net Exercise” Basis. Each of the Warrants shall hereafter be exercisable by you at any time and from time to time at your option by paying to PBF Energy the applicable Exercise Amount by the following methods: (i) personal check or wire transfer of immediately available funds to the account of the Company, (ii) on a “net exercise” basis, by instructing PBF Energy to withhold from delivery to you that number of Warrant Units as to which the Warrant is being exercised having an aggregate Fair Market Value on the date of such exercise equal to such Exercise Amount and all applicable withholding taxes, or (iii) any combination of the foregoing. In the event of any withholding of Warrant Units where the number of Warrant Units whose value is equal to the Exercise Amount is not a whole number, the number of Warrant Units withheld by or surrendered to PBF Energy shall be rounded up to the nearest whole unit and PBF Energy shall pay to you, in cash, an amount equal to the same fraction times the Fair Market Value of a Warrant Unit on the date of such exercise.

(c) Governing Law; Dispute Resolution. Section 10(h) of each of the Warrant Agreements shall be deleted in its entirety and replaced with “Intentionally Omitted”, and any disputes arising out of or relating to each of the Warrant Agreements shall be subject to, and determined by, the “Governing Law” and “Dispute Resolution” provisions of Section 9.2 of the LLC Agreement.

(d) Tax Withholding. In order to satisfy any tax withholding obligations under the Warrant Agreement, you agree that upon any exercise of the Warrants, PBF Energy shall have the right, at its option and upon notice to you, to withhold from delivery to you Warrant Units having an aggregate Fair Market Value equal to the minimum amount of any taxes which PBF Energy or any subsidiary may be required to withhold with respect to such exercise.

Section 2. Effective Date. This Letter Agreement shall be effective solely upon the initial public offering of PBF Energy Inc.

Section 3. Miscellaneous. Except as specifically modified herein (or in any agreement executed after the date hereof), each of the Warrant Agreements shall continue in full force and effect in accordance with their terms. This Letter Agreement, the Warrant Agreements and the LLC Agreement, including the documents and instruments referred to herein or therein, contain the entire agreement among the parties (or their subsidiaries) relating to the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, relative hereto or thereto, all of which not contained herein or therein are terminated.

If the foregoing is acceptable to you, please sign and return a copy of this letter to the undersigned, which letter may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

Very truly yours,

Jeffrey Dill,

on behalf of PBF Energy Company LLC

AGREED TO AND ACCEPTED,

Effective as of the date first written above:

[Name]

2

SCHEDULE A

Warrant and Purchase Agreement dated as of [            ] providing for (a) [x] Purchasable Units, (b) Non-Compensatory Warrants to purchase [x] Series A Units, and (c) Compensatory Warrants to purchase [x] Series A Units.

Warrant and Purchase Agreement dated as of [            ] providing for (a) [x] Purchasable Units, (b) Non-Compensatory Warrants to purchase [x] Series A Units, and (c) Compensatory Warrants to purchase [x] Series A Units.

Warrant and Purchase Agreement dated as of [            ] providing for (a) [x] Purchasable Units, (b) Non-Compensatory Warrants to purchase [x] Series A Units, and (c) Compensatory Warrants to purchase [x] Series A Units.